UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2021
________________________________________________________________________________
UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01. Other Events.

On August 20, 2021, Kevin A. Plank, the Executive Chairman and Brand Chief of Under Armour, Inc. (the “Company”), entered into a pre-arranged stock trading plan to sell shares of the Company’s Class C Common Stock. The trading plan is designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934.

The trading plan entered into by Mr. Plank provides for the sale, over a period of approximately fourteen months beginning in November 2021, of up to 5,000,000 shares of the Company’s Class C Common Stock held by Mr. Plank. The sales under the trading plan are being done for asset diversification, tax and estate planning purposes. Mr. Plank’s last sale of the Company’s shares was completed in April 2016 pursuant to a prior trading plan.

Mr. Plank currently beneficially owns 34,450,000 shares of the Company’s Class B Common Stock, 181,608 shares of the Company’s Class A Common Stock and 33,819,595 shares of the Company’s Class C Common Stock. This represents approximately 14.6% of the total shares of Class A, Class B and Class C Common Stock outstanding as of July 31, 2021. If Mr. Plank completes all the planned sales under this trading plan, he would beneficially own approximately 13.5% of the total shares of Class A, Class B and Class C Common Stock outstanding as of July 31, 2021. Shares of Class A Common Stock have one vote and shares of Class B Common Stock have ten votes. Shares of Class C Common Stock have no voting rights (except in limited circumstances). Mr. Plank beneficially owns approximately 15.5% of the Class A and Class B Common Stock outstanding as of July 31, 2021, representing approximately 64.7% of the combined voting power of the Company’s outstanding shares as of July 31, 2021.

In accordance with Rule 10b5-1, officers and directors of a public company may adopt a plan for selling stock of the public company. The plan may be entered into only when the officer or director is not in possession of material, non-public information about the company. The stock transactions under this plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: August 20, 2021	By:	/s/ John P. Stanton
John P. Stanton
Executive Vice President, General Counsel & Secretary